UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 632-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard Global Total

Return and Income

Fund, Inc.

Annual Report

D E C E M B E R  3 1 ,  2 0 1 1

LAZARD

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the year ended December 31, 2011. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the fourth quarter, and full year, of 2011, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). We are pleased with LGI’s favorable NAV performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2011)

For the fourth quarter of 2011, the Fund’s NAV rose 7.9%, outperforming the Index return of 7.6%. In 2011, the Fund’s NAV decreased 1.9%, outperforming the Index decline of 5.5%. While the Fund’s NAV performance underperformed the Index for a three-year period, it outperformed the Index for the longer time-periods, including the last five-year and since inception periods. Shares of LGI ended the fourth quarter of 2011 with a market price of $13.39, representing a 13.6% discount to the Fund’s NAV of $15.49.

The Fund’s net assets were $148.8 million as of December 31, 2011, with total leveraged assets of $186.5 million, representing a 20.2% leverage rate. This leverage rate is higher than that at the end of last quarter’s (17.4%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the consumer discretionary and consumer staples sectors contributed to performance. In contrast, stock selection in the information technology and financials sectors detracted from performance.

Performance for the smaller, short-duration1 emerging market currency and debt portion of the Fund was moderately negative in 2011, but has been a positive contributor to performance for the Fund since inception.

As of December 31, 2011, 74.7% of the Fund’s total leveraged assets consisted of global equities, 24.0% consisted of emerging market currency and debt instruments, and 1.3% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2010). The current monthly distribution rate per share of $0.08766 represents a distribution yield of 7.9% based on the Fund’s $13.39 market price as of the close of trading on the NYSE on December 31, 2011. Of the $1.0519 distributed per share in the 2011 calendar year, $0.1091 represented a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(74.7% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; The Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multi-function devices, copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of December 31, 2011, 48.3% of these stocks were based in North America, 22.0% were based in Continental Europe (not including the United Kingdom), 16.0% were from the United Kingdom, 8.0% were from Japan, and 5.7% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2011, were information technology (20.5%), which includes semiconductors & semiconductor equipment, software & services, and technology hardware & equipment, and health care (19.0%), which includes health care equipment & services and pharmaceuticals biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, materials, financials and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.4% as of December 31, 2011.

Global Equity Markets Review
Global stock market indices, including the Index, posted positive returns for the fourth quarter. However, on a year-to-date basis, global indices closed in negative territory as 2011 was marked by political and macroeconomic uncertainty. U.S. equities led globally, while Chinese stocks lagged. During the fourth quarter, global markets rose amid greater optimism for a resolution to the European sovereign debt crisis. Although the outcome of the European Union summit lacked full details, it appeared to be a step toward greater economic integration, which in our view is vital for a comprehensive solution to the sovereign debt crisis. Additionally, investors were heartened as U.S. economic data strengthened over the last several weeks of the year. Claims for new unemployment benefits fell, and both industrial production and consumer spending increased. Corporate earnings continued to be a bright spot in the uncertain market environment, as companies around the world have been actively reducing costs and capital expenditures to ensure strong profitability and cash generation, even in a lack-luster economic environment. However, the markets’ performance throughout the quarter remained volatile as a number of events in the Eurozone drove turmoil, including a proposed Greek referendum on its bailout package, disagreement in the Eurozone about the role of the European Central Bank in solving the crisis, a German Bund auction which drew low demand, the escalation of Italian bond yields, and the formation of new governments in Greece and Italy. Investors additionally worried about economic activity in China weakening. During the quarter, developed market stocks outperformed emerging market equities. Sector leadership in the Index was led by the traditionally more cyclical energy and industrials sectors. Defensive sectors, utilities and telecom services, had shown resilience during the summer sell-off but were left behind in the rally, rising substantially less than the broad market.

What Helped and What Hurt LGI
Stock selection in the consumer discretionary sector contributed to performance. Shares of home improvement retailer Home Depot rose as the company reported earnings which exceeded expectations. During the quarter, the company saw strong operating leverage and free cash flow. Additionally, the market was heartened as the retailer reported positive same-store sales growth for the last several months. Stock selection in the consumer staples sector also helped returns. Shares of retailer Wal-Mart rose as the company reported that its U.S. business experienced comparable same-store sales growth, and guided for margin expansion as well as higher returns. In our view, the company’s steady improvement on its return on capital in recent years has been underappreciated by the market, which has been almost exclusively focused on sales growth in the United States.

In contrast, stock selection in the information technology sector detracted from performance. Shares of Oracle declined as the company announced earnings which were below expectations. Weaker earnings can be attributed to both company-specific issues, such as sales execution and product transition, as well as the broader macroeconomic environment. Stock selection in the financials sector also hurt returns. Shares of

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Mitsubishi UFJ Financial Group declined on concerns over rising credit costs amid a weak domestic economy, as well as fears over losses on loans to TEPCO, the operator of the Fukushima nuclear plant.

Emerging Market Currency and Debt Portfolio
(24.0% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2011, this portfolio consisted of forward currency contracts (50.4%) and sovereign debt obligations (49.6%). The average duration of the emerging market currency and debt portfolio increased from approximately 9 months to approximately 11 months during the fourth quarter, with an average yield of 7.8%2 as of December 31, 2011.

Emerging Market Currency and Debt Market Review
During the fourth quarter of 2011, many emerging market currencies sold off substantially (some by as much as 15%) due to a confluence of non-emerging market related events, such as the European debt crisis, growth and ratings downgrades in the United States, and growth concerns in China. Following this decline, most of the currencies rallied in October. However, emerging market policymakers’ failure to achieve noteworthy progress in addressing the European debt and banking crisis led to a renewed currency slump in those regions for the balance of the quarter.

We believe the market sentiment has been strongly influenced by growth concerns and fears of a double-dip recession in the United States, as well as worries of a hard landing in China, and worsening Eurozone sol-

vency stress with contagious linkages across banking channels. However, recent U.S. data (notably lower unemployment and healthier consumer spending) has improved marginally, and macro data out of China (such as strong retail sales and slower inflation, among others) continues to support our anticipation of a soft, policy-engineered landing amid Europe’s continued domination of headlines and global capital market influence. A lack of progress toward addressing Italian, Greek, or other peripheral European debt underscored the market’s reticence to deploy capital despite substantially lower valuations and lighter foreign investor positioning in local emerging market currencies.

What Helped and What Hurt LGI
The top quarterly performers tended to come from off-the-run frontier countries with lower foreign portfolio capital presence. In these countries, which included Uganda, Kenya, Uruguay, Romania, and Nigeria, country-specific idiosyncratic drivers helped these markets differentiate themselves from some of the larger, more liquid markets, where the influence of portfolio capital flows and sentiment led many to underperform. Other positive contributors included Russia, where our tactical position shifts abetted performance, as well as South Korea.

India was the largest detractor during the quarter, as the currency of this large, liquid market fell by 7.8%. Poland also detracted, as the market was used by many investors as a proxy for Europe, and its currency fell by 4.2% during the quarter. In frontier markets, the Ghana cedi experienced uncharacteristically sharp monthly depreciation (-3%) in November, due to falling interbank interest rates and a seasonally-high import surge ahead of year end, which caused high demand for the U.S. dollar.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index*

Value at 12/31/11
LGI at Market Price	$12,251

LGI at Net Asset Value	13,904

MSCI World Index	12,962

Average Annual Total Returns* Periods Ended December 31, 2011
	One Year	Five Years	Since Inception**
Market Price	-4.48%	-2.53%	2.68%
Net Asset Value	-1.85%	-1.64%	4.39%
MSCI World Index	-5.54%	-2.37%	3.43%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings December 31, 2011

Security	Value	Percentage of Net Assets
The Home Depot, Inc.	$6,957,620	4.7%
Microsoft Corp.	5,882,536	4.0
Johnson & Johnson	5,826,127	3.9
Singapore Telecommunications, Ltd. ADR	5,193,686	3.5
Novartis AG ADR	4,510,713	3.0
International Business Machines Corp.	4,497,705	3.0
Mitsubishi UFJ Financial Group, Inc. ADR	4,403,271	3.0
HSBC Holdings PLC Sponsored ADR	4,371,746	2.9
BP PLC Sponsored ADR	4,310,543	2.9
Cisco Systems, Inc.	3,984,832	2.7

Portfolio Holdings Presented by Sector December 31, 2011

Sector	Percentage of Total Investments
Consumer Discretionary	6.4%
Consumer Staples	9.7
Emerging Markets Debt Obligations	16.0
Energy	9.8
Financials	12.1
Health Care	15.7
Industrials	6.0
Information Technology	16.9
Materials	2.8
Telecommunication Services	3.1
Short-Term Investment	1.5
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments
December 31, 2011

Description	Shares	Value

Common Stocks—93.6%

Australia—1.8%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,719,255

Finland—0.9%
Sampo Oyj, A Shares ADR	109,500	1,350,135

France—6.2%
GDF Suez Sponsored ADR	75,981	2,064,404
Sanofi SA ADR	105,200	3,844,008
Total SA Sponsored ADR	64,000	3,271,040

		9,179,452

Germany—2.1%
SAP AG Sponsored ADR	59,300	3,139,935

Ireland—1.3%
CRH PLC Sponsored ADR	98,300	1,948,306

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,500,165

Japan—7.5%
Canon, Inc. Sponsored ADR	44,700	1,968,588
Hoya Corp. Sponsored ADR (a)	73,500	1,586,130
Mitsubishi UFJ Financial Group, Inc.
ADR	1,050,900	4,403,271
Nomura Holdings, Inc. ADR	332,600	991,148
Sumitomo Mitsui Financial Group, Inc.
Sponsored ADR	393,600	2,168,736

		11,117,873

Singapore—3.5%
Singapore Telecommunications, Ltd.
ADR	217,400	5,193,686

Spain—1.1%
Banco Santander SA Sponsored
ADR	225,196	1,693,474

Switzerland—7.9%
Novartis AG ADR	78,900	4,510,713
Roche Holding AG Sponsored ADR	92,400	3,931,620
UBS AG (b)	107,587	1,272,754
Zurich Financial Services AG ADR	92,500	2,097,900

		11,812,987

Description	Shares	Value

United Kingdom—15.0%
BP PLC Sponsored ADR (a)	100,855	$4,310,543
British American Tobacco PLC
Sponsored ADR	37,700	3,576,976
GlaxoSmithKline PLC Sponsored
ADR (a)	80,200	3,659,526
HSBC Holdings PLC Sponsored
ADR (a)	114,744	4,371,746
Unilever PLC Sponsored ADR	99,100	3,321,832
Wm Morrison Supermarkets PLC
ADR	120,300	3,025,545

		22,266,168

United States—45.3%
Cisco Systems, Inc. (a)	220,400	3,984,832
Comcast Corp., Class A	160,900	3,790,804
ConocoPhillips	32,900	2,397,423
Emerson Electric Co.	67,600	3,149,484
Halliburton Co.	89,900	3,102,449
Honeywell International, Inc. (a)	64,700	3,516,445
Intel Corp.	155,400	3,768,450
International Business Machines
Corp. (a)	24,460	4,497,705
Johnson & Johnson	88,840	5,826,127
Merck & Co., Inc.	75,300	2,838,810
Microsoft Corp.	226,600	5,882,536
Oracle Corp.	147,340	3,779,271
PepsiCo, Inc.	41,100	2,726,985
Pfizer, Inc.	87,566	1,894,928
The Bank of New York Mellon
Corp. (a)	103,600	2,062,676
The Home Depot, Inc. (a)	165,500	6,957,620
United Technologies Corp.	47,200	3,449,848
Wal-Mart Stores, Inc.	62,800	3,752,928

		67,379,321

Total Common Stocks
(Identified cost $152,498,288)		139,300,757

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—18.2%

Brazil—3.8%
Brazil NTN-B,
6.00%, 05/15/15	4,330	$5,061,337
Brazil NTN-F,
10.00%, 01/01/13	1,195	640,338

		5,701,675

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	201,802

Ghana—0.5%
Ghana Government Bonds:
13.67%, 06/11/12	790	484,992
15.00%, 12/10/12	320	199,392

		684,384

Israel—1.4%
Israel Fixed Bonds:
4.00%, 03/30/12	3,888	1,054,177
5.00%, 03/31/13	3,392	948,621
Israel Government Bond—Shahar,
10.00%, 05/31/12	413	117,972

		2,120,770

Malaysia—1.1%
Bank Negara Monetary Note,
0.00%, 03/13/12	5,000	1,568,399

Mexico—4.2%
Mexican Bonos,
9.50%, 12/18/14	16,100	1,290,450
Mexican Cetes:
0.00%, 03/08/12	82,000	582,709
0.00%, 05/03/12	121,000	853,721
0.00%, 06/14/12	112,300	787,445
0.00%, 08/23/12	105,000	729,485
Mexican Udibonos:
4.50%, 12/18/14	3,890	1,415,539
5.00%, 06/16/16	1,480	565,138

		6,224,487

Poland—0.7%
Poland Government Bonds:
0.00%, 01/25/12	2,674	772,956
3.00%, 08/24/16	847	251,045

		1,024,001

Description	Principal Amount (000) (c)	Value

Romania—1.6%
Romania Government Bonds:
6.25%, 10/25/14	1,290	$375,899
6.00%, 04/30/15	560	160,641
6.00%, 04/30/16	530	149,828
6.75%, 06/11/17	600	173,208
Romania Treasury Bills:
0.00%, 02/08/12	2,280	678,051
0.00%, 04/04/12	1,140	335,591
0.00%, 06/06/12	1,930	561,739

		2,434,957

South Africa—1.4%
Republic of South Africa:
13.50%, 09/15/15	4,602	694,187
7.25%, 01/15/20	11,983	1,427,263

		2,121,450

Turkey—2.8%
Turkey Government Bonds:
0.00%, 11/07/12	3,321	1,597,658
0.00%, 02/20/13	1,310	613,443
9.00%, 05/21/14	281	168,421
4.50%, 02/11/15	1,749	956,926
4.00%, 04/29/15	1,526	821,837

		4,158,285

Uruguay—0.6%
Uruguay Treasury Bills:
0.00%, 06/22/12	5,472	263,819
0.00%, 05/09/13	2,350	103,163
0.00%, 06/27/13	4,650	201,773
0.00%, 08/15/13	6,000	255,205

		823,960

Total Foreign Government
Obligations
(Identified cost $28,752,140)		27,064,170

Description	Shares	Value

Short-Term Investment—1.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $2,587,939)	2,587,939	$2,587,939

Total Investments—113.5%
(Identified cost $183,838,367) (d)		$168,952,866
Liabilities in Excess of Cash and
Other Assets—(13.5)%		(20,130,559)

Net Assets—100.0%		$148,822,307

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Forward Currency Purchase Contracts open at December 31, 2011:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	HSB	01/04/12	6,208,230	$3,367,632	$3,328,363	$—	$39,269
BRL	HSB	01/17/12	1,573,341	834,000	840,926	6,926	—
BRL	UBS	02/02/12	2,307,536	1,232,000	1,228,725	—	3,275
CLP	HSB	01/17/12	443,943,850	853,000	852,995	—	5
CLP	JPM	01/17/12	90,792,150	177,000	174,448	—	2,552
CLP	JPM	01/17/12	311,653,100	622,000	598,811	—	23,189
CLP	BNP	02/13/12	476,500,200	989,000	912,351	—	76,649
CNY	HSB	06/13/12	1,880,330	295,000	298,081	3,081	—
CNY	JPM	06/13/12	10,364,580	1,622,000	1,643,052	21,052	—
CNY	BRC	08/13/12	3,377,088	528,000	535,024	7,024	—
CNY	JPM	09/24/12	9,237,380	1,457,000	1,462,949	5,949	—
COP	CIT	01/10/12	1,393,194,000	717,771	719,338	1,567	—
EUR	CIT	01/03/12	570,000	770,184	737,723	—	32,461
EUR	ING	01/03/12	256,794	332,279	332,356	77	—
EUR	JPM	01/03/12	260,722	337,987	337,440	—	547
EUR	UBS	01/09/12	286,202	374,000	370,428	—	3,572
EUR	UBS	01/09/12	504,501	691,000	652,971	—	38,029
EUR	BNP	01/23/12	850,069	1,104,843	1,100,329	—	4,514
EUR	BRC	01/23/12	80,000	103,516	103,552	36	—
EUR	CIT	02/14/12	334,589	446,000	433,166	—	12,834
EUR	JPM	02/14/12	140,174	181,938	181,472	—	466
GHS	CIT	01/06/12	315,000	189,759	192,045	2,286	—
GHS	SCB	01/09/12	581,000	354,312	353,976	—	336
GHS	JPM	01/10/12	376,500	228,945	229,331	386	—
GHS	SCB	01/12/12	391,000	237,214	238,056	842	—
GHS	CIT	01/19/12	542,377	328,873	329,698	825	—
GHS	SCB	01/19/12	974,000	590,231	592,071	1,840	—
GHS	SCB	01/20/12	152,000	92,205	92,376	171	—
GHS	SCB	02/21/12	610,000	367,249	368,358	1,109	—
IDR	JPM	01/19/12	3,182,625,000	345,000	350,483	5,483	—
IDR	BRC	02/14/12	10,230,530,000	1,123,000	1,123,661	661	—
ILS	CIT	01/09/12	303,685	81,000	79,678	—	1,322
INR	BRC	01/13/12	8,434,790	169,000	158,543	—	10,457
INR	BRC	03/27/12	80,082,940	1,477,000	1,484,662	7,662	—
INR	BNP	05/21/12	18,207,540	379,838	334,723	—	45,115
INR	BRC	05/21/12	42,264,610	884,567	776,984	—	107,583
INR	JPM	05/25/12	18,698,400	392,000	343,539	—	48,461
INR	UBS	05/25/12	42,064,980	878,000	772,844	—	105,156
INR	BRC	11/15/12	25,131,060	486,000	452,384	—	33,616
JPY	HSB	02/21/12	105,749,016	1,358,692	1,374,955	16,263	—
KES	SCB	01/05/12	9,920,000	108,108	116,568	8,460	—
KES	JPM	01/09/12	13,850,000	152,617	162,746	10,129	—
KES	CIT	01/17/12	10,119,200	112,000	118,902	6,902	—
KES	CIT	01/19/12	23,843,640	276,000	280,163	4,163	—
KES	JPM	01/23/12	6,738,700	79,000	79,178	178	—
KRW	SCB	01/13/12	1,733,570,300	1,511,000	1,503,892	—	7,108
KRW	JPM	01/25/12	800,800,200	690,000	694,123	4,123	—
MYR	BRC	01/03/12	2,221,455	705,000	700,774	—	4,226

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Forward Currency Purchase Contracts open at December 31, 2011 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

MYR	SCB	01/03/12	2,221,455	$699,362	$700,774	$1,412	$—
MYR	SCB	01/31/12	4,043,432	1,271,000	1,273,230	2,230	—
NGN	CIT	01/05/12	68,752,000	425,841	423,611	—	2,230
NGN	SCB	01/06/12	24,834,000	153,249	153,073	—	176
NGN	JPM	01/09/12	45,119,400	278,000	278,108	108	—
NGN	CIT	01/17/12	35,600,000	218,915	219,432	517	—
NGN	CIT	01/19/12	34,000,000	206,687	209,570	2,883	—
NGN	CIT	01/23/12	31,047,400	189,660	191,371	1,711	—
NGN	CIT	02/06/12	34,000,000	205,811	207,202	1,391	—
PEN	RBC	01/17/12	2,155,568	796,000	798,531	2,531	—
PHP	JPM	01/24/12	31,565,380	721,000	719,171	—	1,829
PLN	CIT	01/03/12	2,868,000	947,348	831,112	—	116,236
PLN	ING	01/03/12	832,093	246,850	241,131	—	5,719
PLN	JPM	01/03/12	1,158,910	382,807	335,838	—	46,969
PLN	JPM	02/03/12	615,785	182,992	177,972	—	5,020
PLN	JPM	02/03/12	940,849	276,720	271,919	—	4,801
PLN	CIT	02/14/12	616,823	184,000	178,078	—	5,922
PLN	CIT	02/14/12	4,162,647	1,227,521	1,201,765	—	25,756
RON	BRC	01/23/12	1,101,000	333,687	328,589	—	5,098
RSD	BRC	01/09/12	29,860,000	388,221	359,730	—	28,491
RUB	CSF	01/11/12	23,068,500	699,575	716,324	16,749	—
RUB	BRC	01/13/12	22,681,764	718,000	704,128	—	13,872
RUB	UBS	04/06/12	25,689,500	764,000	787,946	23,946	—
SGD	BRC	01/17/12	1,825,442	1,416,807	1,407,325	—	9,482
SGD	HSB	02/13/12	1,130,984	872,000	871,876	—	124
SGD	SCB	03/22/12	864,733	662,377	666,691	4,314	—
THB	HSB	01/06/12	24,582,240	794,000	779,043	—	14,957
TRY	BRC	01/06/12	1,520,752	802,000	802,457	457	—
TRY	JPM	01/19/12	792,152	418,000	416,691	—	1,309
TRY	BRC	03/29/12	1,893,754	977,674	980,606	2,932	—
UGX	SCB	01/06/12	837,000,000	317,045	337,023	19,978	—
UGX	CIT	01/18/12	398,918,000	146,446	159,276	12,830	—
UGX	CIT	01/18/12	547,000,000	183,403	218,401	34,998	—
UGX	CIT	02/14/12	343,711,000	134,262	134,978	716	—
UGX	CIT	02/22/12	423,361,000	158,000	165,704	7,704	—
UGX	CIT	02/22/12	1,199,696,000	400,968	469,563	68,595	—
UGX	CIT	03/19/12	1,179,600,000	418,981	455,091	36,110	—
UGX	CIT	04/16/12	268,772,000	84,387	102,088	17,701	—
UGX	SCB	06/25/12	294,000,000	107,182	108,563	1,381	—
UYU	JPM	01/31/12	13,176,887	653,000	651,805	—	1,195
ZAR	BRC	01/30/12	5,485,090	671,000	676,605	5,605	—
ZAR	JPM	01/30/12	6,503,699	795,559	802,253	6,694	—
ZAR	JPM	06/29/12	5,804,269	705,987	700,808	—	5,179
ZMK	SCB	01/19/12	320,101,000	61,617	62,003	386	—
ZMK	SCB	01/20/12	1,719,000,000	330,959	332,812	1,853	—
ZMK	SCB	01/30/12	1,118,700,000	215,757	215,543	—	214

Total Forward Currency Purchase Contracts				$53,477,417	$52,975,023	$392,927	$895,321

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2011

Forward Currency Sale Contracts open at December 31, 2011:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	UBS	01/04/12	6,208,230	$3,290,000	$3,328,363	$—	$38,363
BRL	HSB	02/02/12	6,316,649	3,403,000	3,363,511	39,489	—
CNY	JPM	06/13/12	1,072,008	168,000	169,941	—	1,941
COP	BNP	04/16/12	347,339,000	181,000	179,125	1,875	—
EUR	CIT	01/03/12	658,100	947,347	851,746	95,601	—
EUR	ING	01/03/12	185,000	246,849	239,436	7,413	—
EUR	JPM	01/03/12	265,848	382,806	344,073	38,733	—
EUR	BRC	01/09/12	288,085	388,220	372,865	15,355	—
EUR	UBS	01/09/12	244,265	329,000	316,149	12,851	—
EUR	UBS	01/09/12	258,109	344,000	334,068	9,932	—
EUR	BRC	01/23/12	254,790	333,687	329,801	3,886	—
EUR	CSF	01/23/12	1,133,780	1,479,786	1,467,565	12,221	—
EUR	HSB	01/23/12	757,291	1,025,846	980,238	45,608	—
EUR	BRC	01/30/12	307,154	401,000	397,597	3,403	—
EUR	ING	01/30/12	1,077,819	1,456,499	1,395,188	61,311	—
EUR	JPM	02/03/12	139,761	182,991	180,918	2,073	—
EUR	JPM	02/03/12	211,000	276,721	273,137	3,584	—
EUR	CIT	02/14/12	551,496	751,001	713,978	37,023	—
EUR	HSB	02/16/12	932,000	1,212,644	1,206,610	6,034	—
EUR	HSB	03/06/12	2,589,000	3,489,791	3,352,511	137,280	—
GHS	SCB	01/09/12	175,000	106,086	106,619	—	533
ILS	BRC	01/09/12	1,229,053	325,000	322,467	2,533	—
ILS	BRC	01/09/12	1,674,850	443,000	439,431	3,569	—
JPY	SCB	01/23/12	134,542,750	1,728,231	1,748,447	—	20,216
JPY	JPM	01/31/12	88,598,510	1,169,000	1,151,514	17,486	—
KES	SCB	01/05/12	9,920,000	117,327	116,568	759	—
MXN	UBS	01/06/12	9,295,643	661,000	666,023	—	5,023
MXN	JPM	01/13/12	5,602,482	409,000	401,187	7,813	—
MXN	HSB	03/13/12	11,789,367	855,418	840,143	15,275	—
MYR	BRC	01/03/12	2,221,455	699,362	700,774	—	1,412
MYR	SCB	01/03/12	2,221,455	699,670	700,774	—	1,104
NGN	CIT	01/05/12	68,752,000	419,604	423,611	—	4,007
PLN	CIT	01/03/12	2,573,151	770,184	745,668	24,516	—
PLN	ING	01/03/12	1,126,942	332,279	326,574	5,705	—
PLN	JPM	01/03/12	1,158,910	337,987	335,838	2,149	—
RON	BRC	01/23/12	344,936	103,516	102,945	571	—
RUB	UBS	01/11/12	23,068,500	714,637	716,324	—	1,687
RUB	UBS	01/13/12	3,744,480	115,964	116,243	—	279
THB	HSB	01/06/12	1,388,925	45,000	44,017	983	—
TRY	BRC	03/29/12	324,485	171,260	168,022	3,238	—
TRY	JPM	03/29/12	1,569,269	828,460	812,584	15,876	—
TRY	BRC	09/28/12	1,893,754	939,828	942,933	—	3,105
TRY	CIT	09/28/12	1,100,468	568,189	547,942	20,247	—
TRY	JPM	09/28/12	924,392	476,172	460,271	15,901	—
TRY	JPM	09/28/12	1,011,809	521,309	503,797	17,512	—
ZAR	CIT	01/19/12	497,850	60,000	61,521	—	1,521
ZAR	CIT	06/29/12	5,726,570	707,264	691,427	15,837	—
ZAR	CIT	10/29/12	5,835,215	710,270	693,618	16,652	—
ZAR	CIT	10/29/12	5,994,569	714,278	712,560	1,718	—

Total Forward Currency Sale Contracts				$36,039,483	$35,396,662	722,012	79,191

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,114,939	$974,512

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)
December 31, 2011

Currency Abbreviations:

BRL	—	Brazilian Real	NGN	—	Nigerian Naira
CLP	—	Chilean Peso	PEN	—	Peruvian Nuevo Sol
CNY	—	Chinese Renminbi	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
EUR	—	Euro	RON	—	New Romanian Leu
GHS	—	Ghanaian Cedi	RSD	—	Serbian Dinar
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
ILS	—	Israeli Shekel	SGD	—	Singapore Dollar
INR	—	Indian Rupee	THB	—	Thai Baht
JPY	—	Japanese Yen	TRY	—	New Turkish Lira
KES	—	Kenyan Shilling	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
MXN	—	Mexican New Peso	ZAR	—	South African Rand
MYR	—	Malaysian Ringgit	ZMK	—	Zambian Kwacha

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
CSF	—	Credit Suisse Group AG
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments
December 31, 2011

(a)	Segregated security for forward currency contracts.
(b)	Non-income producing security.
(c)	Principal amount denominated in respective country’s currency.
(d)

For federal income tax purposes, the aggregate cost was $183,858,798, aggregate gross unrealized appreciation was $15,185,136, aggregate gross unrealized depreciation was $30,091,068 and the net unrealized depreciation was $14,905,932.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as percentage of net assets):
Alcohol & Tobacco	2.4%
Banking	8.5
Cable Television	2.6
Computer Software	8.6
Energy Integrated	7.7
Energy Services	2.1
Financial Services	2.9
Food & Beverages	4.1
Gas Utilities	1.4
Housing	1.3
Insurance	2.3
Manufacturing	6.8
Metals & Mining	1.8
Pharmaceutical & Biotechnology	17.8
Retail	9.2
Semiconductors & Components	4.9
Technology Hardware	5.7
Telecommunications	3.5

Subtotal	93.6
Foreign Government Obligations	18.2
Short-Term Investment	1.7

Total Investments	113.5%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2011

ASSETS
Investments in securities, at value (cost $183,838,367)	$168,952,866
Foreign currency, at value (cost $186,082)	184,200
Receivable for investments sold	1,761,679
Dividends and interest receivable	659,865
Gross unrealized appreciation on forward currency contracts	1,114,939

Total assets	172,673,549

LIABILITIES
Payables for:
Management fees	134,654
Accrued directors’ fees	275
Investments purchased	2,356,988
Line of credit outstanding	20,210,000
Gross unrealized depreciation on forward currency contracts	974,512
Other accrued expenses and payables	174,813

Total liabilities	23,851,242

Net assets	$148,822,307

NET ASSETS
Paid in capital (Note 2(f))	$164,088,241
Distributions in excess of net investment income (Note 2(f))	(501,265)
Accumulated net realized loss	(10,994)
Net unrealized appreciation (depreciation) on:
Investments	(14,885,501)
Foreign currency and forward currency contracts	131,826

Net assets	$148,822,307

Shares of common stock outstanding*	9,605,237
Net asset value per share	$15.49
Market value per share	$13.39

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2011

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $190,871)	$4,903,643
Interest	1,860,174

Total investment income	6,763,817

Expenses:
Management fees (Note 3)	1,697,799
Professional services	165,334
Custodian fees	109,489
Shareholders’ reports	105,309
Administration fees	74,176
Shareholders’ services	43,600
Shareholders’ meeting	35,627
Directors’ fees and expenses	19,063
Other	65,825

Total expenses before interest expense	2,316,222
Interest expense	127,493

Total expenses	2,443,715

Net investment income	4,320,102

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes of $26,847)	4,191,406
Foreign currency and forward currency contracts	(19,519)

Total net realized gain on investments, foreign currency and forward currency contracts	4,171,887

Net change in unrealized depreciation on:
Investments	(11,114,788)
Foreign currency and forward currency contracts	(102,991)

Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(11,217,779)

Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(7,045,892)

Net decrease in net assets resulting from operations	$(2,725,790)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$4,320,102	$3,711,236
Net realized gain on investments, foreign currency and forward currency contracts	4,171,887	3,348,737
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(11,217,779)	(938,139)

Net increase (decrease) in net assets resulting from operations	(2,725,790)	6,121,834

Distributions to Stockholders (Note 2(f)):
From net investment income	(7,497,933)	(6,474,272)
From net realized gains	(1,558,119)	—
Return of capital	(1,047,889)	(3,893,621)

Net decrease in net assets resulting from distributions	(10,103,941)	(10,367,893)

Total decrease in net assets	(12,829,731)	(4,246,059)
Net assets at beginning of year	161,652,038	165,898,097

Net assets at end of year*	$148,822,307	$161,652,038

* Includes undistributed (distributions in excess of) net investment Income of (Note 2(f))	$(501,265)	$61,791

Transactions in Capital Shares:
Common shares outstanding at beginning of year	9,605,237	9,605,237

Common shares outstanding at end of year	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows
For the Year Ended December 31, 2011

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets from operations	$(2,725,790)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities
Decrease in dividends and interest receivable	192,990
Accretion of bond discount and amortization of bond premium	(486,133)
Inflation index adjustment	(129,324)
Increase in other accrued expenses and payables	26,418
Net realized gain on investments, foreign currency and forward currency contracts	(4,171,887)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	11,217,779
Purchase of long-term investments	(62,701,289)
Proceeds from disposition of long-term investments	54,791,029
Purchase of short-term investments, net	(2,587,939)

Net cash used in operating activities	(6,574,146)

Cash flows from financing activities:
Cash distribution paid (Note 2(f))	(10,103,941)
Gross drawdowns in line of credit balance	20,210,000
Gross paydowns in line of credit balance	(3,790,000)

Net cash provided by financing activities	6,316,059

Effect of exchange rate changes on cash	(45,298)

Net decrease in cash and foreign currency	(303,385)

Cash and foreign currency:
Beginning balance	487,585

Ending balance	$184,200

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(120,878)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights
Selected data for a share of common stock outstanding throughout each year

	Year Ended

	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of year	$16.83	$17.27	$14.58	$24.37	$23.77

Income (loss) from investment operations:
Net investment income	0.44	0.39	0.48	0.66	0.42
Net realized and unrealized gain (loss)	(0.73)	0.25	3.21	(9.02)	1.84

Total from investment operations	(0.29)	0.64	3.69	(8.36)	2.26

Less distributions from (Note 2(f)):
Net investment income	(0.78)	(0.67)	(0.08)	(1.03)	(1.15)
Net realized gains	(0.16)	—	—	(0.33)	(0.51)
Return of capital	(0.11)	(0.41)	(0.92)	(0.07)	—

Total distributions	(1.05)	(1.08)	(1.00)	(1.43)	(1.66)

Net asset value, end of year	$15.49	$16.83	$17.27	$14.58	$24.37

Market value, end of year	$13.39	$15.06	$14.89	$11.83	$23.34

Total Return based upon:
Net asset value (a)	–1.85%	4.14%	26.90%	–35.33%	9.74%
Market value (a)	–4.48%	8.90%	36.72%	–44.43%	11.35%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$148,822	$161,652	$165,898	$140,026	$234,125
Ratios to average net assets:
Net expenses	1.54%	1.59%	1.61%	1.83%	1.58%
Gross expenses	1.54%	1.59%	1.61%	1.83%	1.58%
Gross expenses excluding interest expense	1.46%	1.47%	1.42%	1.45%	1.42%
Net investment income	2.73%	2.37%	3.28%	3.26%	1.71%
Portfolio turnover rate	33%	32%	25%	25%	28%

(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each year indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of year” and sales of common shares at the “net asset value, end of year”, for each of the years indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements
December 31, 2011

1. Organization

Lazard Global Total Return and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s common stocks. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such pre-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

payments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the year.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2011, the Fund had $89,967 net capital and foreign currency losses arising between November 1, 2011 and December 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may now expire unused.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Distribution in excess of Net Investment Income	Accumulated Net Realized Loss

$(3,670,694)	$5,220,783	$(1,550,089)

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2011 through December 2011, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. For 2011, $0.1091 of the $1.0519 distributed per share represented a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2011	2010

Ordinary Income	$7,497,933	$6,474,272
Long-Term Capital Gain	1,558,119	—
Return of Capital	1,047,889	3,893,621

Total	$10,103,941	$10,367,893

At December 31, 2011, the components of accumulated losses on a tax basis were $0 of undistributed ordinary income, $0 of undistributed long-term capital gain and $15,185,402 of net unrealized depreciation.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

(h) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

“Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2011.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000 ($100,000 effective January 1, 2012), (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2011 were $65,058,277 and $56,615,578, respectively.

For the year ended December 31, 2011, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33 1/3% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25% from January 1, 2011 to April 20, 2011 and plus 0.75% from April 21, 2011 to December 31, 2011, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2011, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate

$12,823,767	$20,210,000	0.98%

* A loan balance was outstanding on each day during 2011.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2011

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2011

Assets:
Common Stocks*	$139,300,757	$—	$—	$139,300,757
Foreign Government Obligations*	—	27,064,170	—	27,064,170
Short-Term Investment	—	2,587,939	—	2,587,939
Other Financial Instruments**
Forward Currency Contracts	—	1,114,939	—	1,114,939

Total	$139,300,757	$30,767,048	$—	$170,067,805

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(974,512)	$—	$(974,512)

*	Please refer to Portfolio of Investments (pages 8 through 9) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfer Out of Level 3	Balance as of December 31, 2011	Net Change in Unrealized Appreciation from Investments Still Held at December 31, 2011

Foreign
Government
Obligations	$899,155	$7,591	$(137,180)	$112,111	$—	$(657,354)	$—	$(224,323)	$—	$—

There were no significant transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2011.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)
December 31, 2011

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the year ended December 31, 2011, the cost of purchases and the proceeds from sales of forward currency contracts were $729,543,431 and $736,155,590, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2011:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,114,939

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$974,512

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$23,552

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(77,960)

12. Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards.” The ASU 2011-04 changes certain fair value measurement principles and disclosure requirements.

The ASU 2011-04 is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Fund’s financial statements and related disclosures.

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard Global Total Return and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Global Total Return and Income Fund, Inc. as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2012

Lazard Global Total Return and Income Fund, Inc.

Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2011, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	Two Class III Directors (Ashish Bhutani and Richard Reiss, Jr.) each to serve for a three-year term expiring at the 2014 Annual Meeting and/or until his successor is duly elected and qualified.

Director	For	Withhold Authority

Ashish Bhutani	8,154,734	146,899
Richard Reiss, Jr.	7,938,112	363,521

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I — Directors with Term Expiring in 2012

Independent Directors(3):

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Robert M. Solmson (64)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (51)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II — Directors with Term Expiring in 2013

Independent Directors(3):

Kenneth S. Davidson (66)(5)	Director (February 2004)	Davidson Capital Management Corporation, an investment manager, President (1978 - present) Aquiline Holdings LLC, an investment manager, Partner (2006 - present)

Nancy A. Eckl (49)	Director (February 2007)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

Lester Z. Lieberman (81)	Director (February 2004)	Private Investor

Class III — Directors with Term Expiring in 2014

Independent Director(3):

Richard Reiss, Jr. (67)	Director (February 2004)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present) O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Interested Director(4):

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (currently comprised of 26 active investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.
(5)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (39)	Vice President and Secretary (February 2004)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (February 2004)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (February 2004)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009, previously Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

Other Information
(unaudited)

Tax Information
Year Ended December 31, 2011

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2011:

Of the dividends paid by the Fund, 45.13% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2011 Form 1099-DIV.

Of the dividends paid by the Fund, 34.22% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard Global Total Return and Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza

www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”). The Registrant amended its Code during the period covered by this report. These amendments consisted of the following: (1) removing provisions from the list of responsibilities of each Covered Officer (as defined in the Code) requiring the Covered Officer to report at least annually any affiliations or other relationships related to conflicts of interest indicated in the Registrant’s Directors and Officers Questionnaire and to disclose any material ownership interest in, or any consulting or employment relationship with, any of the Registrant’s service providers, other than the Adviser (as defined in the Code) or any affiliated person thereof; (2) changing the entity to which the CLO (as defined in the Code) must report in the event of any matter that the CLO believes is a violation of the Code to the Audit Committee of the Registrant’s Board of Directors (the “Board”) instead of the Board; (3) providing that, if the Audit Committee concurs with the CLO that a violation of the Code has occurred, the Audit Committee will inform and make a recommendation to the Board; (4) making the Audit Committee responsible for granting any waivers sought by a Covered Officer; and (5) certain other stylistic and non-substantive changes.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,000 in 2010 and $62,000 in 2011.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,750 in 2010 and $8,703 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed for the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $935,847 in 2010 and $1,214,012 in 2011.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Lester Z. Lieberman, Audit Committee Chairman
Nancy A. Eckl
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Global Equity Investments. Michael G. Fry, Michael Powers, Ronald Temple and Andrew Lacey are the portfolio managers responsible for investing the Registrant’s assets allocated to Global Equity Investments.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams and the Global Equity Select team. Mr. Temple is a Co-Director of Research and has primary research coverage of the financials sector. Mr. Temple joined the Investment Manager in 2001 and had been working in the investment field since 1991.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of U.S. and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s U.S. Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Powers, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined Lazard.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994 and joined Lazard in 1996.

Mr. Ramachandran is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	2 (233.1 million)	6 (2.8 billion)	4 (313.3 million)
Michael G. Fry	8 (3.0 billion)	5 (164.8 million)	225 (7.5 billion)
Ronald Temple	11 (8.9 billion)	10 (1.1 billion)	183 (5.0 billion)
James M. Donald	11(18.2 billion)	21 (6.2 billion)	208 (11.1 billion)
Andrew D. Lacey	17 (11.6 billion)	13 (1.4 billion)	194 (5.4 billion)
Ganesh Ramachandran	2 (233.1 million)	6 (2.8 billion)	4 (313.3 million)
Michael Powers	8 (3.0 billion)	4 (94.1 million)	225 (7.5 billion)

* Total assets in accounts as of December 31, 2011.
# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1)   Mr. Donald manages one other pooled vehicle, three other accounts and one registered investment company with assets under management of approximately $3.7 million, $1.2 billion and $1.8 billion, respectively.

(2) Mr. Fry and Mr. Powers manage one registered investment company with assets under management of approximately $1.8 billion.
(3) Mr. Lacey and Mr. Temple manage one registered investment company with assets under management of approximately $5.9 billion.
(4) Ms. Belitz and Mr. Ramachandran manage four other pooled investment vehicles with assets under management of approximately $2.4 billion.

+          Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) World Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2011, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$50,001-$100,000
Ganesh Ramachandran	$10,001-$50,000
Michael Powers	None
Michael G. Fry	None
Ronald Temple	$100,001-$500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          On February 24, 2011, the Board of Directors (the “Board”) of the Fund approved and adopted Amended and Restated Bylaws of the Fund (the “Bylaws”). The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of other business to be considered by stockholders may be made only: (a) pursuant to the Fund’s notice of the meeting, (b) by the Board or (c) by a stockholder who is a stockholder of record at the time of the giving of the notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only: (1) by or at the direction of the Board or (2) provided that the special meeting has been called, in accordance with the Bylaws, for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The advance notice provisions of the Bylaws: (a) expand the information required to be disclosed by the stockholder and certain other persons, including any person acting in concert with such stockholder, any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and any person that controls, or is controlled by, or is under common control with, such stockholder (collectively, the “Proponents”), including, among other items, (i) detailed information about each Proponent’s ownership interests in the Fund, (ii) information regarding hedging activities of the Proponents and (iii) each Proponent’s investment strategy or objective and any related disclosure document the Proponent has provided to its investors and (b) establish procedures for the verification of information provided by the stockholder making the proposal. Previously, the Fund’s bylaws did not require this information nor did the bylaws include procedures to verify the information.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of Ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	June 8, 2012

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer
Date	June 8, 2012